Sec File No. 3334585

File under rule 424(b)(3)

OVERSTAMP: Effective June 20,
2012 the ratio has changed
to one (1) ADS representing
ten (10) Ordinary shares.


Exhibit A to Deposit Agreement



No.


AMERICAN DEPOSITARY SHARES
(Each American Depositary
Share represents one
Deposited Security)


THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
PAR VALUE OF A$.20 EACH OF
VICTORIA PETROLEUM N.L.
(INCORPORATED UNDER THE LAWS
OF THE STATE OF
WESTERN AUSTRALIA,
COMMONWEALTH OF AUSTRALIA)


	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


              , or registered
assigns IS THE OWNER OF



AMERICAN DEPOSITARY SHARES

representing deposited Ordinary
Shares (herein called Shares) of
Victoria Petroleum N.L.,
incorporated under the laws of
the Commonwealth of Australia
(herein called the Company).  At
the date hereof, each American
Depositary Share represents one
Share deposited under the
deposit agreement at the
Melbourne, Victoria, Australia
office of the Australia and New
Zealand Banking Group Limited
and the Melbourne, Victoria,
Australia office of Indosuez
Australia Limited and the
Melbourne, Victoria, Australia
office of National Australia
Bank (herein collectively called
the Custodian).  The Depositarys
Corporate Trust Office is
located at a different address
than its principal executive
office.  Its Corporate Trust
Office is located at 101 Barclay
Street, New York, N.Y. 10286,
and its principal executive
office is located at 48 Wall
Street, New York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW
YORK, N.Y.  10286



      1.	  THE DEPOSIT
AGREEMENT.  This American
Depositary Receipt is one of an
issue (herein called Receipts),
all issued and to be issued upon
the terms and conditions set
forth in the deposit agreement,
dated as of                  ,
1990 (herein called the Deposit
Agreement), by and among the
Company, the Depositary, and all
Owners and holders from time to
time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth the
rights of Owners and holders of
the Receipts and the rights and
duties of the Depositary in
respect of the Shares deposited
thereunder and any and all other
securities, property and cash
from time to time received in
respect of such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file at
the Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

	The statements made on the
face and reverse of this Receipt
are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference is
hereby made.

      2.	SURRENDER OF RECEIPTS
AND WITHDRAWAL OF SHARES.
Upon surrender at the Corporate
Trust Office of the Depositary
of this Receipt, and upon
payment of the fee of the
Depositary provided in this
Receipt, and subject to the
terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to delivery,
to him or upon his order, of the
Deposited Securities at the time
represented by the American
Depositary Shares for which this
Receipt is issued.  Delivery of
such Deposited Securities may be
made by the delivery of
certificates in the name of the
Owner hereof or as ordered by
him or by the delivery of
certificates endorsed or
accompanied by proper
instruments of transfer.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the Depositary,
provided that the forwarding of
certificates for Shares or other
Deposited Securities for such
delivery at the Corporate Trust
Office of the Depositary shall
be at the risk and expense of
the Owner hereof.

      3.	TRANSFERS, SPLITUPS,
AND COMBINATIONS OF
RECEIPTS.  The transfer of
this Receipt is registrable on
the books of the Depositary at
its Corporate Trust Office by
the Owner hereof in person or by
duly authorized attorney, upon
surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the fees and expenses of the
Depositary and upon compliance
with such regulations, if any,
as the Depositary may establish
for such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, representing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup, combination,
or surrender of any Receipt or
withdrawal of any Deposited
Securities, the Depositary, the
Custodian, or coregistrar may
require payment from the
presentor of the Receipt of a
sum sufficient to reimburse it
for any tax or other
governmental charge and any
stock transfer or registration
fee with respect thereto
(including any such tax or
charge and fee with respect to
Shares being deposited or
withdrawn) and payment of any
applicable fees as provided in
this Receipt, may require the
production of proof satisfactory
to it as to the identity and
genuineness of any signature and
may also require compliance with
such regulations, if any, as the
Depositary may establish
consistent with the provisions
of the Deposit Agreement.

	The delivery of Receipts
against deposits of Shares
generally or against deposits of
particular Shares may be
suspended, or the transfer of
Receipts in particular instances
may be refused, or the
registration of transfer of
outstanding Receipts generally
may be suspended, during any
period when the transfer books
of the Depositary are closed, or
if any such action is deemed
necessary or advisable by the
Depositary or the Company at any
time or from time to time
because of any requirement of
law or of any government or
governmental body or commission,
or under any provision of the
Deposit Agreement, or for any
other reason.  The surrender of
outstanding Receipts and
withdrawal of Deposited
Securities may not be suspended
subject only to (i) temporary
delays caused by closing the
transfer books of the Depositary
or the Company or the deposit of
Shares in connection with voting
at a shareholders meeting, or
the payment of dividends, (ii)
the payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal of
the Deposited Securities.
Without limitation of the
foregoing, the Depositary shall
not knowingly accept for deposit
under the Deposit Agreement any
Shares required to be registered
under the provisions of the
Securities Act of 1933, unless a
registration statement is in
effect as to such Shares.

      4.	LIABILITY OF OWNER FOR
TAXES.  If any tax or other
governmental charge shall become
payable with respect to any
Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Owner hereof to the Depositary.
 The Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities represented
hereby until such payment is
made, and may withhold any
dividends or other
distributions, or may sell for
the account of the Owner hereof
any part or all of the Deposited
Securities represented by this
Receipt, and may apply such
dividends or other distributions
or the proceeds of any such sale
in payment of such tax or other
governmental charge, the Owner
hereof remaining liable for any
deficiency.

      5.	WARRANTIES OF
DEPOSITORS.  Every person
depositing Shares hereunder
shall be deemed thereby to
represent and warrant that such
Shares and each certificate
therefor are validly issued,
fully paid, nonassessable, and
free of any preemption rights of
the holders of outstanding
Shares and that the person
making such deposit is duly
authorized so to do.  Every such
person shall also be deemed to
represent that Shares deposited
by that person are not
restricted securities.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of Receipts.

      6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.  Any person
presenting Shares for deposit or
any Owner of a Receipt may be
required from time to time to
file such proof of citizenship
or residence, exchange control
approval, or such information
relating to the registration on
the books of the Company (or the
appointed agent of the Company
for transfer and registration of
Shares, which may, but need not
be the Foreign Registrar) of the
Shares presented for deposit or
other information, to execute
such certificates and to make
such representations and
warranties, as the Depositary
may deem necessary or proper.
The Depositary may withhold the
delivery or registration of
transfer of any Receipt or the
distribution or sale of any
dividend or other distribution
of rights or of the proceeds
thereof or the delivery of any
Deposited Securities until such
proof or other information is
filed or such certificates are
executed.

      7.	CHARGES OF DEPOSITARY.
 The Depositary shall charge any
party to whom Receipts are
issued (including, without
limitation, issuance pursuant to
a stock dividend or stock split
declared by the Company or an
exchange of stock regarding the
Receipts or Deposited Securities
or a distribution of Receipts
pursuant to Section 4.03 of the
Deposit Agreement) or who
surrenders Receipts a fee of
$10.00 or less per 100 American
Depositary Shares (or portion
thereof) for the issuance or
surrender, respectively, of a
Receipt.  In addition, the
Depositary shall charge to the
holders and Owners of Receipts a
fee of $.02 or less per American
Depositary Share (or portion
thereof) for any cash
distribution made pursuant to
the Deposit Agreement including,
but not limited to Sections 4.01
through 4.04 thereof.  The
Depositary shall also charge the
holders and Owners of Receipts a
fee of $1.50 or less per
certificate for a Receipt or
Receipts for transfers made
pursuant to the terms of the
Deposit Agreement.  The Company
will pay the other fees and
reasonable expenses of the
Depositary and those of any
Registrar under the Deposit
Agreement, but the Company shall
not pay or be liable for (i)
fees of the Depositary for the
execution and delivery of
Receipts pursuant to Section
2.03 of the Deposit Agreement,
transfers pursuant to Section
2.04 of the Deposit Agreement,
the surrender of Receipts
pursuant to Section 2.05 of the
Deposit Agreement, and the
making of any cash distribution
made pursuant to the Deposit
Agreement, including, but not
limited to, Section 4.01 through
4.04 thereof (ii) taxes and
other governmental charges,
(iii) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally on
the share register of the
Company (or the appointed agent
of the Company for the transfer
and registration of Shares which
need not be the foreign
registrar) and accordingly
applicable to transfers of
Shares to the name of the
Depositary or its nominee on the
making of deposits or
withdrawals under the Deposit
Agreement, (iv) such cable,
telex, and facsimile
transmission expenses as are
expressly provided in the
Deposit Agreement to be at the
expense of persons depositing
Shares or Owners of Receipts,
and (v) such expenses as are
incurred in the conversion of
foreign currency by the
Depositary pursuant to Section
4.05 of the Deposit Agreement.

      8.	TITLE TO RECEIPTS.  It
is a condition of this Receipt
and every successive holder and
Owner of this Receipt by ac-
cepting or holding the same
consents and agrees, that title
to this Receipt when properly
endorsed or accompanied by
proper instruments of transfer,
is transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding any
notice to the contrary, may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to distribution
of dividends or other
distributions or to any notice
provided for in the Deposit
Agreement or for all other
purposes.

      9.	VALIDITY OF RECEIPT.
This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual
signature of a duly authorized
signatory or, if a Registrar
shall have been appointed, by
the manual signature of a duly
authorized officer of the
Registrar.

      10.	REPORTS; INSPECTION
OF TRANSFER BOOKS.  The
Company currently furnishes the
Securities and Exchange
Commission (hereinafter called
the Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g32(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be available
for inspection and copying by
holders and Owners at the public
reference facilities maintained
by the Commission located at 450
Fifth Street, N.W., Washington,
D.C. 20549.

	The Depositary will make
available for inspection by Own-
ers of Receipts at its Corporate
Trust Office any reports and
communications, including any
proxy soliciting material,
received from the Company which
are both (a) received by the
Depositary as the holder of the
Deposited Securities and (b)
made generally available to the
holders of such Deposited
Securities by the Company.  The
Depositary will also send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all reasonable
times shall be open for
inspection by the Owners of
Receipts, provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or object
other than the business of the
Company or a matter related to
the Deposit Agreement or the
Receipts.

      11.	DIVIDENDS AND
DISTRIBUTIONS.  Whenever the
Depositary receives any cash
dividend or other cash distribu-
tion on any Deposited
Securities, the Depositary will,
if at the time of receipt
thereof any amounts received in
a foreign currency can in the
judgment of the Depositary be
converted on a reasonable basis
into United States dollars
transferable to the United
States, and subject to the
Deposit Agreement, convert such
dividend or distribution into
dollars and will distribute the
amount thus received to the
Owners of Receipts entitled
thereto, provided, however, that
in the event that the Company or
the Depositary is required to
withhold and does withhold from
any cash dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of
Receipts for American Depositary
Shares representing such
Deposited Securities shall be
reduced accordingly.

	Whenever the Depositary
receives any distribution other
than cash or Shares upon any
Deposited Securities, the
Depositary will cause the
securities or property received
by it to be distributed to the
Owners of Receipts entitled
thereto, in any manner that the
Depositary may deem equitable
and practicable for
accomplishing such distribution;
provided, however, that if in
the opinion of the Depositary
such distribution cannot be made
proportionately among the Owners
of Receipts entitled thereto, or
if for any other reason the
Depositary deems such
distribution not to be feasible,
the Depositary may adopt such
method as it may deem equitable
and practicable for the purpose
of effecting such distribution,
including the sale, at public or
private sale, of the securities
or property thus received, or
any part thereof, and the net
proceeds of any such sale shall
be distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the case
of a distribution received in
cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may and shall if
the Company shall so request,
distribute to the Owners of
outstanding Receipts entitled
thereto, additional Receipts for
an aggregate number of American
Depositary Shares representing
the amount of Shares received as
such dividend or free distri-
bution.  In lieu of delivering
Receipts for fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares represented
by the aggregate of such
fractions and distribute the net
proceeds, all in the manner and
subject to the conditions set
forth in the Deposit Agreement.
 If additional Receipts are not
so distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights to
subscribe therefor) is subject
to any tax which the Depositary
is obligated to withhold, the
Depositary may dispose of all or
a portion of such property
(including Shares and rights to
subscribe therefor) in such
amounts and in such manner as
the Depositary deems necessary
and practicable to pay any such
taxes, at public or private
sale, and the Depositary shall
distribute the net proceeds of
any such sale after deduction of
such taxes to the Owners of
Receipts entitled thereto.

      12.	RIGHTS.  In the event
that the Company shall offer or
cause to be offered to the
holders of any Deposited
Securities any rights to
subscribe for additional Shares
or any rights of any other
nature, the Depositary shall
have discretion as to the
procedure to be followed in
making such rights available to
any Owners or in disposing of
such rights on behalf of any
Owners and making the net
proceeds available in Dollars to
such Owners or, if by the terms
of such rights offering or, for
any other reason, the Depositary
may not either make such rights
available to any Owners or
dispose of such rights and make
the net proceeds available to
such Owners, then the Depositary
shall allow the rights to lapse;
provided, however, if at the
time of the offering of any
rights the Depositary determines
in its discretion that it is
lawful and feasible to make such
rights available to all Owners
or to certain Owners but not to
other Owners, the Depositary may
distribute, to any Owner to whom
it determines the distribution
to be lawful and feasible, in
proportion to the number of
American Depositary Shares held
by such Owner, warrants or other
instruments therefor in such
form as it deems appropriate.
If the Depositary determines in
its discretion that it is not
lawful and feasible to make such
rights available to certain
Owners, it may sell the rights
or warrants or other instruments
in proportion to the number of
American Depositary Shares held
by the Owners to whom it has
determined it may not lawfully
or feasibly to make such rights
available, and allocate the net
proceeds of such sales for the
account of such Owners otherwise
entitled to such rights, war-
rants or other instruments, upon
an averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restrictions
or the date of delivery of any
Receipt or Receipts, or
otherwise.  The Depositary shall
not be responsible for any
failure to determine that it may
be lawful or feasible to make
such rights available to Owners
in general or any Owner or
Owners in particular.

		If an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable to
the American Depositary Shares
of such Owner hereunder, the
Depositary will make such rights
available to such Owner upon
written notice from the Company
to the Depositary that (a) the
Company has elected in its sole
discretion to permit such rights
to be exercised and (b) such
Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.
Upon instruction pursuant to
such warrants or other
instruments to the Depositary
from such Owner to exercise such
rights, upon payment by such
Owner to the Depositary for the
account of such Owner of an
amount equal to the purchase
price of the Shares to be
received in exercise of the
rights, and upon payment of the
fees of the Depositary as set
forth in such warrants or other
instruments, the Depositary
shall, on behalf of such Owner,
exercise the rights and purchase
the Shares, and the Company
shall cause the Shares so
purchased to be delivered to the
Depositary on behalf of such
Owner.  As agent for such Owner,
the Depositary will cause the
Shares so purchased to be
deposited pursuant to Section
2.02 of the Deposit Agreement,
and shall, pursuant to Section
2.03 of the Deposit Agreement,
execute and deliver to such
Owner Restricted Receipts.

		If registration under
the Securities Act of 1933 of
the securities to which any
rights relate is required in
order for the Company to offer
such rights to Owners and sell
the securities represented by
such rights, the Depositary will
not offer such rights to the
Owners unless and until such a
registration statement is in
effect, or unless the offering
and sale of such securities to
the Owners of such Receipts are
exempt from registration under
the provisions of such Act.


      13.	RECORD DATES.
Whenever any cash dividend or
other cash distribution shall
become payable or any
distribution other than cash
shall be made, or whenever
rights shall be issued with
respect to the Deposited
Securities, or whenever for any
reason the Depositary causes a
change in the number of Shares
that are represented by each
American Depositary Share, or
whenever the Depositary shall
receive notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary will fix a record
date for the determination of
the Owners of Receipts who will
be entitled to receive such
dividend, distribution or
rights, or the net proceeds of
the sale thereof, or to give
instructions for the exercise of
voting rights at any such
meeting, or for fixing the date
on or after which each American
Depositary Share will represent
the changed number of Shares,
subject to the provisions of the
Deposit Agreement.

      14.	VOTING OF DEPOSITED
SECURITIES.  Upon receipt of
notice of any meeting of holders
of Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail to
the Owners of Receipts a notice,
the form of which notice shall
be in the sole discretion of the
Depositary, which shall contain
(a) such information as is
contained in such notice of
meeting, and (b) a statement
that the Owners of Receipts as
of the close of business on a
specified record date will be
entitled, subject to any
applicable provision of law and
of the Articles of Association
of the Company, to instruct the
Depositary as to the exercise of
the voting rights, if any,
pertaining to the amount of
Shares or other Deposited
Securities represented by their
respective American Depositary
Shares.  Upon the written
request of an Owner of a Receipt
on such record date, received on
or before the date established
by the Depositary for such
purpose, the Depositary shall
endeavor in so far as
practicable to vote or cause to
be voted the amount of Shares or
other Deposited Securities
represented by such Receipt in
accordance with the instructions
set forth in such request.

      15.	CHANGES AFFECTING
DEPOSITED SECURITIES.  Upon
any change in nominal value,
change in par value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of assets
affecting the Company or to
which it is a party, any
securities which shall be
received by the Depositary or a
Custodian in exchange for or in
conversion of or in respect of
Deposited Securities shall be
treated as new Deposited
Securities under the Deposit
Agreement, and American
Depositary Shares shall
thenceforth represent the new
Deposited Securities so received
in exchange or conversion,
unless additional Receipts are
delivered pursuant to the
following sentence.  In any such
case the Depositary may, and
shall if the Company shall so
request, execute and deliver
additional Receipts as in the
case of a dividend on the
Shares, or call for the
surrender of outstanding
Receipts to be exchanged for new
Receipts specifically describing
such new Deposited Securities.

      16.	LIABILITY OF THE
COMPANY AND DEPOSITARY.
Neither the Depositary nor the
Company shall incur any
liability to any Owner or holder
of any Receipt, if by reason of
any provision of any present or
future law of the United States
or any other country, or of any
other governmental authority, or
by reason of any provision,
present or future, of the
Articles of Association of the
Company, or by reason of any act
of God or war or other
circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is provided
shall be done or performed; nor
shall the Depositary or the
Company incur any liability to
any Owner or holder of a Receipt
by reason of any nonperformance
or delay, caused as aforesaid,
in the performance of any act or
thing which by the terms of the
Deposit Agreement it is provided
shall or may be done or
performed, or by reason of any
exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the terms
of a distribution pursuant to
Sections 4.01, 4.02, or 4.03 of
the Deposit Agreement, or an
offering or distribution
pursuant to Section 4.04 of the
Deposit Agreement, such
distribution or offering may not
be made available to Owners of
Receipts, and the Depositary may
not dispose of such distribution
or offering on behalf of such
Owners and make the net proceeds
available to such Owners, then
the Depositary shall not make
such distribution or offering,
and shall allow any rights, if
applicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or shall
be subject to any liability
under the Deposit Agreement to
Owners or holders of Receipts,
except that they agree to
perform their obligations
specifically set forth in the
Deposit Agreement without
negligence or bad faith.  The
Depositary shall not be subject
to any liability with respect to
the validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation to
appear in, prosecute or defend
any action, suit, or other
proceeding in respect of any
Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it in
expense or liability, unless
indemnity satisfactory to it
against all expense and
liability be furnished as often
as may be required, and the
Custodian shall not be under any
obligation whatsoever with
respect to such proceedings, the
responsibility of the Custodian
being solely to the Depositary.
 Neither the Depositary nor the
Company shall be liable for any
action or nonaction by it in
reliance upon the advice of or
information from legal counsel,
accountants, any person
presenting Shares for deposit,
any Owner or holder of a
Receipt, or any other person
believed by it in good faith to
be competent to give such advice
or information.  The Depositary
shall not be responsible for any
failure to carry out any
instructions to vote any of the
Deposited Securities, or for the
manner in which any such vote is
cast or the effect of any such
vote, provided that any such
action or nonaction is in good
faith.  The Depositary may
retain for its own account any
compensation for the issuance of
Receipts against evidence of
rights to receive Shares,
including without limitation
earnings on the collateral
securing such rights.  The
Depositary may own and deal in
any class of securities of the
Company and its affiliates and
in Receipts and may lend the
Deposited Securities and receive
compensation credited to its own
account for such services. The
Company agrees to indemnify the
Depositary and any Custodian
against, and hold each of them
harmless from, any liability or
expense which may arise out of
acts performed or omitted, in
accordance with the provisions
of the Deposit Agreement and of
the Receipts, as the same may be
amended, modified, or
supplemented from time to time,
(i) by either the Depositary or
a Custodian, except for any
liability or expense arising out
of the negligence or bad faith
of either of them, or (ii) by
the Company or any of its
agents.  No disclaimer of
liability under the Securities
Act of 1933 is intended by any
provision of the Deposit Agree-
ment.

      17.	RESIGNATION AND
REMOVAL OF THE DEPOSITARY;
APPOINTMENT OF SUCCESSOR
CUSTODIAN.  The Depositary may
at any time resign as Depositary
hereunder by written notice of
its election so to do delivered
to the Company.  The Depositary
may at any time be removed by
the Company by written notice of
such removal.  In case at any
time the Depositary shall resign
or be removed, it shall continue
to act as Depositary for the
purpose of terminating the
Deposit Agreement pursuant to
Section 6.02 of the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

      18.	AMENDMENT.  The form
of the Receipts and any provi-
sions of the Deposit Agreement
may at any time and from time to
time be amended by agreement
between the Company and the
Depositary in any respect which
they may deem necessary or
desirable.  Any amendment which
shall impose or increase any
fees or charges (other than the
fees of the Depositary for the
execution and delivery of
Receipts and taxes and other
governmental charges), or which
shall otherwise prejudice any
substantial existing right of
Owners of Receipts, shall,
however, not become effective as
to outstanding Receipts until
the expiration of three months
after notice of such amendment
shall have been given to the
Owners of outstanding Receipts.
 Every Owner of a Receipt at the
time any amendment so becomes
effective shall be deemed, by
continuing to hold such Receipt,
to consent and agree to such
amendment and to be bound by the
Deposit Agreement as amended
thereby.  In no event shall any
amendment impair the right of
the Owner of any Receipt to sur-
render such Receipt and receive
therefor the Deposited Securi-
ties represented thereby.

      19.	TERMINATION OF
DEPOSIT AGREEMENT.  Upon the
resignation or removal of the
Depositary pursuant to Section
5.04 of the Deposit Agreement,
or at any time at the direction
of the Company, the Depositary
shall terminate the Deposit
Agreement by mailing notice of
such termination to the Owners
of all Receipts then outstanding
at least 30 days prior to the
date fixed in such notice for
such termination.  On and after
the date of termination, the
Owner of a Receipt will, upon
surrender of such Receipt at the
Corporate Trust Office of the
Depositary, upon the payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.05 of
the Deposit Agreement, and upon
payment of any applicable taxes
or governmental charges, be
entitled to delivery, to him or
upon his order, of the amount of
Deposited Securities represented
by such Receipt.  If any
Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue the
registration of transfers of
Receipts, shall suspend the
distribution of dividends to the
Owners thereof, and shall not
give any further notices or
perform any further acts under
the Deposit Agreement, except
that the Depositary shall
continue to collect dividends
and other distributions
pertaining to Deposited
Securities, shall sell rights as
provided in the Deposit
Agreement, and shall continue to
deliver Deposited Securities,
together with any dividends or
other distributions received
with respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts
surrendered to the Depositary
(after deducting, in each case,
the fee of the Depositary for
the surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
 At any time after the
expiration of one year from the
date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement and
may thereafter hold uninvested
the net proceeds of any such
sale, together with any other
cash then held by it thereunder,
without liability for interest,
for the pro rata benefit of the
Owners of Receipts which have
not theretofore been
surrendered.  After making such
sale, the Depositary shall be
discharged from all obligations
under the Deposit Agreement,
except to account for such net
proceeds and other cash (after
deducting, in each case, the fee
of the Depositary for the
surrender of a Receipt, any
expenses for the account of the
Owner of such Receipt in
accordance with the terms and
conditions of the Deposit
Agreement, and any applicable
taxes or governmental charges).
 Upon the termination of the
Deposit Agreement, the Company
shall be discharged from all
obligations under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnification,
charges, and expenses.

	20.  COMPLIANCE WITH
U.S. SECURITIES LAWS.
Notwithstanding any provisions
in this Receipt or the Deposit
Agreement to the contrary, the
Company and the Depositary have
each agreed that it will not
exercise any rights it has
under the Deposit Agreement or
the Receipt to prevent the
withdrawal or delivery of
Deposited Securities in a manner
which would violate the United
States securities laws,
including, but not limited to
Section I A(1) of the General
Instructions to the Form F6
Registration Statement, as
amended from time to time, under
the Securities Act of 1933.



(ASSIGNMENT AND TRANSFER
SIGNATURE LINES)

NOTE:	The signature to any
endorsement hereon
must correspond with
the name as written
upon the face of this
Receipt in every
particular, without
alteration or
enlargement or any
change whatever.

		If the endorsement be
executed by an
attorney, executor,
administrator,
trustee or guardian,
the person executing
the endorsement must
give his full title
in such capacity and
proper evidence of
authority to act in
such capacity, if not
on file with the
Depositary, must be
forwarded with this
Receipt.

		All endorsements or
assignments of
Receipts must be
guaranteed by a New
York Stock Exchange
member firm or member
of the Clearing House
of the American Stock
Exchange Clearing
Corporation or by a
bank or trust company
having an office or
correspondent in the
City of New York.






EXHIBIT B TO
DEPOSIT AGREEMENT

FEE SCHEDULE OF THE DEPOSITARY

	The Company after
consultation and agreement
between the Depositary and the
Company as to the amount and
nature of such charges, will pay
those charges of the Depositary
and those of any Registrar,
cotransfer agent or coregistrar
not payable by the holders or
Owners of Receipts plus
reasonable outofpocket expenses
such as printing, translation,
stationery, postage, insurance,
cables, etc., incurred by the
Depositary in the exercise of
its duties and obligations under
the Deposit Agreement, in
accordance with written
agreements entered into between
the Depositary and the Company
from time to time, provided that
the Company shall not in any
circumstances pay (a) fees of
the Depositary for the execution
and delivery of Receipts
pursuant to Section 2.03 of the
Deposit Agreement, fees of the
Depositary for the execution and
delivery of Receipts pursuant to
Section 4.03 of the Deposit
Agreement, transfers pursuant to
Section 2.04 of the Deposit
Agreement, the surrender of
Receipts pursuant to Section
2.05 of the Deposit Agreement,
and the making of any cash
distribution made pursuant to
Sections 4.01 through 4.04 of
the Deposit agreement, (b) taxes
and other governmental charges,
(c) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally on
the share register of the
Company (or the appointed agent
of the Company for the transfer
and registration of Shares which
need not be the Foreign
Registrar) and accordingly
applicable to transfers of
Shares to the name of the
Depositary or its nominee on the
making of deposits or
withdrawals under the Deposit
Agreement, (d) such cable, telex
and facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement to be at the expense
of persons depositing Shares or
Owners of Receipts, and (e) such
expenses as are incurred in the
conversion of foreign currency
by the Depositary pursuant to
Section 4.05 of the Deposit
Agreement.









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